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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 10, 1999



                         First Alliance Mortgage Company
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             (Exact name of registrant as specified in its charter)




          California                      333-44585              95-2944875
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(State or Other Jurisdiction of        (Commission File       (I.R.S. Employer
        Incorporation)                     Number)           Identification No.)


        17305 Von Karman Avenue
          Irvine, California                                    92614-6203
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code (949) 224-8500
                                                          --------------
                                    No Change
          -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

         In connection with the offering of First Alliance Mortgage Company Mortgage Loan Asset Backed Certificates, Series 1999-1, described in a Prospectus Supplement to be dated as of March 11, 1999, certain "Computational Materials" within the meaning of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         The Related Computational Materials furnished to certain prospective investors by the Underwriter, Lehman Brothers Inc., are filed herewith as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)      Not applicable

            (b)      Not applicable

            (c)      Exhibits:


            99.1 Computational Materials provided by Lehman Brothers Inc. in connection with sales efforts related to the Registrant's securities.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            By:     FIRST ALLIANCE MORTGAGE COMPANY,
                                    as Company


                            By:     /s/ Francisco Nebot
                                    ------------------------------------
                            Title:  Executive Vice President and Chief
                                    Financial Officer


Dated:   March 10, 1999